U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2007

NEOMEDIA TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Second Street, Suite 600, Fort Myers, Florida		33901
(Address of Principal Executive Offices)		(Zip Code)

(239) - 337-3434
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Disposition of Ownership Of Triton Global Business Services, Inc.

On March 21, 2006, NeoMedia Technologies, Inc. (“NeoMedia”) (OTCBB:NEOM) acquired all of the outstanding common shares of BSD Software Inc. (“BSD”), in exchange for 7,123,698 shares of NeoMedia common stock, valued at $0.3467. Pursuant to the terms of the merger, BSD was merged with and into NeoMedia Telecom Services, Inc., a wholly-owned subsidiary of NeoMedia, and on March 21, 2006 began operating as the NeoMedia Telecom Services Business Unit. Through the acquisition of BSD, NeoMedia acquired 8,080,000 shares, representing 90.19% ownership, of common stock of Triton Global Business Services, Inc. (“Triton”), a provider of live and automated operator calling services and e-business support, including billing, clearinghouse and information management services, to companies in the telecommunications industry. The operations of Triton comprised 100% of the operations of BSD before the transaction and NeoMedia Telecom Services after the transaction. The acquisition of BSD by NeoMedia was transacted for the purpose of acquiring these operations.

On October 30, 2007, NeoMedia completed the sale of its 8,080,000 shares of Triton to Greywolf Entertainment, Inc., a Canadian company (the “Buyer”), for $1,350,000 cash. NeoMedia also issued 6,190,476 shares of its common stock to the principal shareholder and CEO of the Buyer as additional consideration in the transaction. Due to the fact that Triton comprised 100% of the operations of NeoMedia’s Telecom Services business unit, as a result of the sale of all of its shares of Triton NeoMedia discontinued the operations of its Telecom Services business unit effective with the sale.

Guy Fietz, who was the Vice President and General Manager of the NeoMedia Telecom Services business unit since the acquisition of BSD and Triton by NeoMedia, and was also the principal shareholder and Chief Executive Officer of BSD prior to its acquisition by NeoMedia, is also the principal shareholder and CEO of the Buyer.

For purposes of this Form 8-K, any reference to the sale or discontinuation of Triton, BSD, or Telecom Services should be construed as referring to the transaction described above.

The Agreement is attached hereto as exhibit 10.1.

ITEM 2.06. MATERIAL IMPAIRMENTS

As a result of the completion of the sale of the Telecom Services business unit, NeoMedia compared the fair value of assets received in the sale to the carrying value of the asset group associated with this business. Accordingly, NeoMedia expects to record an impairment charge relating to the Telecom Services business unit asset group in the amount of $3,378,000 during the three months ended September 30, 2007. NeoMedia does not expect the impairment charge to result in any future cash expenditures.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

Pro Forma Financial Information

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Basis of Presentation

Current Transaction

On October 26, 2007, NeoMedia completed the sale of 8,080,000 shares of Triton to the Buyer for $1,350,000 cash. The operations of Triton comprised 100% of the operations of NeoMedia’s Telecom Services business unit, which was acquired through the purchase by NeoMedia of BSD, and its operating subsidiary Triton, on March 21, 2006.

Other Acquisitions and Dispositions

In addition to the acquisition of BSD and the sale of Triton shares, the following acquisitions and dispositions have occurred since January 1, 2006, and are reflected in the pro forma financial statements presented herein:

Acquisition of Gavitec AG

On February 17, 2006, NeoMedia and Gavitec AG (“Gavitec”) of Wuerselen, Germany, signed a definitive sale and purchase agreement, subject to closing conditions, under which NeoMedia acquired all of the outstanding shares of Gavitec in exchange for $1,800,000 cash and 13,660,511 shares of NeoMedia common stock, calculated by dividing $5,400,000 by the volume-weighted average closing price of NeoMedia common stock for the ten days up to and including February 16, 2006. On February 23, 2006, NeoMedia and Gavitec completed the closing requirements and the acquisition became effective.

Acquisition and Disposition of 12Snap AG

On February 28, 2006, NeoMedia acquired all of the outstanding shares of 12Snap AG (“12Snap”) in exchange for $2,500,000 cash and $19,500,000 in stock, represented by 49,294,581 shares of NeoMedia common stock. On April 4, 2007, NeoMedia reached an agreement with an independent buyer (the “12Snap Buyer”), pursuant to which the 12Snap Buyer purchased from NeoMedia 90% of the shares of 12Snap, subject to the following material terms and conditions:

•	$1,100,000 was paid in cash at closing, and $500,000 was placed into an escrow account for 90 days to secure warranty claims;

•	The 12Snap Buyer waived his portion of the Purchase Price Guarantee Obligation in the amount of $880,000;

•	The 12Snap Buyer returned to NeoMedia 2,525,818 NeoMedia shares previously issued to Buyer;

•	12Snap management waived their portion of the Purchase Price Guarantee Obligation in the amount of $880,000;

•	12Snap management returned to NeoMedia 2,525,818 shares of NeoMedia common stock previously issued to 12Snap management;

•
NeoMedia will retain a 10% ownership in 12Snap, subject to an option agreement pursuant to which NeoMedia has the right to sell and Buyer has the right to acquire the remaining 10% stake held by NeoMedia for a purchase price of $750,000 after December 31, 2007;

•
12Snap and NeoMedia will execute a cooperation agreement pursuant to which 12snap will remain NeoMedia preferred partner and enjoy most favored prices, and 12snap will perform certain research and development functions for NeoMedia; and

Mobot, Inc. and Sponge Ltd.

On February 17, 2006, NeoMedia acquired all of the outstanding shares of Mobot, Inc. (“Mobot”) in exchange for $3,500,000 cash and $6,500,000 in stock, represented by 16,931,493 shares of NeoMedia common stock. On February 23, 2006, NeoMedia acquired all of the outstanding shares of Sponge Ltd. (“Sponge”) in exchange for $6,141,000 cash and $13.1 million in stock, represented by 33,097,135 shares of NeoMedia common stock.

On November 14, 2006, NeoMedia divested of 92.5% of its ownership interest in Mobot. On December 6, 2006, NeoMedia sold 82% of its ownership interest in Sponge. Because the acquisition and disposition of Mobot and Sponge occurred during the year ended December 31, 2006, the results of these entities are not shown separately in these pro forma financial statements.

Historical Financial Statements

Audited financials statements for BSD were included in amendment no. 2 to form 8-K filed with SEC on June 8, 2007. Audited financials statements for 12Snap were included in amendment no. 1 to form 8-K filed with SEC on May 8, 2006. Audited financials statements for Gavitec were included in amendment no. 1 to form 8-K filed with SEC on May 8, 2006. Audited financials statements for Mobot were included in amendment no. 1 to form 8-K filed with SEC on May 3, 2006. Audited financials statements for Sponge were included in amendment no. 2 to form 8-K filed with SEC on June 21, 2006.

The historical balance sheets of BSD, Gavitec, and 12Snap as of December 31, 2006 are included in NeoMedia’s consolidated balance sheet as of December 31, 2006 as reported on form 10-K. Since Sponge and Mobot were sold prior to December 31, 2006, the historical balance sheets of these entities are not included in NeoMedia’s consolidated balance sheet as of December 31, 2006.

The results of operations of Gavitec, 12 Snap and BSD are included from the respective acquisition date of each company through December 31, 2006 in NeoMedia’s consolidated results of operations for the year ended December 31, 2006 as reported on form 10-K. Results of operations of Mobot and Sponge are included from the respective acquisition date of each company through the respective sale date of each company in NeoMedia’s consolidated results of operations for the year ended December 31, 2006 as reported on form 10-K, under the caption, “Loss from discontinued operations.” 12Snap balance sheet as of December 31, 2006, and 12Snap, Mobot, Sponge, Gavitec, and BSD statements of operations for the year ended December 31, 2006 are shown in this filing for pro forma purposes only.

Presentation

The unaudited pro forma condensed combined balance sheet as of June 30, 2007 gives effect to the disposition of the Telecom Services business as if it had occurred as of June 30, 2007.

The unaudited pro forma condensed combined historical statement of operations for the six months ended June 30, 2007 gives effect to the dispositions of the Telecom Services and 12Snap businesses as if they had occurred as of June 30, 2007. Since both Telecom Services and 12Snap are classified as discontinued operations in NeoMedia’s historical statement of operations for the six months ended June 30, 2007, there are no pro forma adjustments to NeoMedia’s loss from continuing operations. The weighted average number of shares outstanding during the six months ended June 30, 2007 was adjusted to reflect shares that were issued in connection with the sale of Telecom Services and returned to NeoMedia and retired in connection with the sale of 12Snap.

The unaudited pro forma condensed combined historical statement of operations for the year ended December 31, 2006 gives effect to the acquisitions of 12Snap and Gavitec as if they had occurred as of January 1, 2006, combining the historical results of NeoMedia for the year ended December 31, 2006 with the historical results of each entity for the year ended December 31, 2006. The acquisition and disposition of Telecom Services, Sponge and Mobot are assumed to have occurred on January 1, 2006, such that the net effect of the acquisition and disposition of each entity on the pro forma consolidated results of operations for the year ended December 31, 2006 is zero. Telecom Services operations for the year ended December 31, 2006 are shown separately in the pro forma statement of operations for informational purposes only.

The unaudited pro forma combined financial statements included in this filing have been prepared by the managements of NeoMedia, Gavitec, 12Snap, and BSD without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the managements of NeoMedia, Gavitec, 12Snap, and BSD believe that the disclosures are adequate to make the information not misleading.

The pro forma adjustments are based on currently available information and upon estimates and assumptions that we believe are reasonable under the circumstances. The unaudited pro forma financial data do not purport to represent what NeoMedia’s financial position or results of operations would actually have been if such transactions had occurred on those dates and are not necessarily representative of NeoMedia’s financial position or results of operations for any future period. The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and footnotes of NeoMedia included in Form 10-K for the year ended December 31, 2006, with the separate historical financial statements and footnotes of Mobot for the years ended December 31, 2005 and 2004 (included in Form 8-K/A filed with the SEC on May 3, 2006), with the separate historical financial statements and footnotes of Sponge for the years ended September 30, 2005 and 2004 (included in Form 8-K/A filed with the SEC on June 21, 2006), with the separate historical financial statements and footnotes of Gavitec for the years ended December 31, 2005 and 2004 (in Form 8-K/A filed with the SEC on May 8, 2006), with the separate historical financial statements and footnotes of 12Snap for the years ended December 31, 2005 and 2004 (included in Form 8-K/A filed with the SEC on May 8, 2006), and with the separate historical financial statements and footnotes of BSD for the years ended December 31, 2005 and 2004 (included in Form 8-K/A filed with the SEC on June 8, 2007).

2. Preliminary Price Allocation

A final determination of the allocation of the sale of the assets and liabilities of Telecom Services has not been made. The allocation reflected in the unaudited pro forma combined financial statements is based on management’s best judgment and estimate of the accounting treatment of the transaction, and should be considered preliminary. The final allocation could differ materially from the pro forma allocation included herein.

3. Pro forma Net Loss Per Share

The pro forma basic and dilutive net loss per share are based on the pro forma weighted average number of shares of NeoMedia's common stock as if the shares issued to acquire Gavitec, 12Snap, BSD, Mobot and Sponge had been issued at the beginning of the period shown. Shares issued and returned to NeoMedia in connection with the Sponge and 12Snap transactions are assumed to have been issued and retired at the beginning of the period shown. Shares issued in connection with the sale of BSD are assumed to have been issued at the beginning of the period shown. Dilutive shares are not included in the computation of pro forma dilutive net loss per share as their effect would be anti-dilutive.

NeoMedia Technologies, Inc.
Unaudited Pro-forma Condensed Combined Balance Sheet
June 30, 2007
(In thousands of US Dollars)

		Pro-forma Adjustments
	(A)	(B)	(C)
		NeoMedia	Other
		Telecom	Pro-forma		Pro-forma
ASSETS	NeoMedia	Services	Services		Consolidated
Current assets:	(unaudited)	(unaudited)	(unaudited)		(unaudited)
Cash and cash equivalents	$151	$—	$1,350	(D)	$1,501
Trade accounts receivable, net	265	—	—		265
Other receivables	732	—	—		732
Inventories, net	280	—	—		280
Investment in marketable securities	14	—	—		14
Prepaid expenses and other current assets	186	—	—		186
Assets held for sale	10,820	(7,562)	—		3,258
Total current assets	12,448	(7,562)	1,350		6,236

Leasehold improvements and property and equipment, net	150	—	—		150
Goodwill	3,418	—	—		3,418
Capitalized patents, net	2,689	—	—		2,689
Proprietary software, net	3,770	—	—		3,770
Other intangible assets, net	44	—	—		44
Cash surrender value of life insurance policy	925	—	—		925
Other long-term assets	3,705	—	—		3,705
Total assets	$27,149	($7,562)	$1,350		$20,937

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$2,976	$—	$—		$2,976
Liabilities held for sale	3,446	(3,055)	—		391
Taxes payable	5	—	—		5
Accrued expenses	3,404	—	143	(E)	3,547
Deferred revenues and customer prepayments	347	—	—		347
Notes payable	15	—	—		15
Accrued purchase price guarantee	4,684	—	—		4,684
Derivative financial instruments	24,112	—	—		24,112
Deferred tax liability	587	—	—		587
Debentures payable	18,801	—	—		18,801
Series C Convertible preferred stock	21,377	—	—		21,377
Intercompany amounts	—	(5,670)	5,670		—
Total liabilities	79,754	(8,725)	5,813		76,842

Shareholders’ deficit:
Common stock (H)	9,002	—	37	(F)	9,039
Additional paid-in capital	114,846	—	93	(F)	114,939
Accumulated deficit	(175,026)	990	(4,593)	(G)	(178,629)
Accumulated other comprehensive loss	(648)	173	—		(475)
Treasury stock	(779)	—	—		(779)
Total shareholders’ deficit	(52,605)	1,163	(4,463)		(55,905)
Total liabilities and shareholders’ deficit	$27,149	($7,562)	$1,350		$20,937

Pro-forma Adjustments
(A) -	Represents NeoMedia historical consolidated balance sheet as of June 30, 2007

(B) -
Represents NeoMedia Telecom Services historical balance sheet as of June 30, 2007. Since this business was considered a discontinued operation for the purpose of reporting NeoMedia's consolidated financial results for the period ended June 30, 2007, assets and liabilities of this business unit were classified as held for sale on NeoMedia's consolidated balance sheet.

(C) -	Pro forma adjustments to record estimated fair value of assets received in connection with sale of Triton shares

(D) -	Adjustment to reflect $1,350,000 cash received at closing.

(E) -	Adjustment to accrue potential commission payable on sales price

(F) -
Adjustment to record common stock issued by NeoMedia to the principal of Buyer for $130,000 as part of the sale transaction. The pro forma number of shares (3,714,286) was calculated using a NeoMedia share price of $0.035, which was the average closing price for the three days preceding June 30, 2007, the pro forma transaction date.

(G) -
Adjustment to (i) record pro forma loss on disposal of Triton shares of $3,603,000, based on net fair value of consideration received and carrying value of asset group, and (ii) back out Telecom Services deficit accumulated since acquisition in the amount of $990,000, which is reflected in the previous column. NeoMedia recorded an impairment charge during the third quarter of 2007 in the amount of $2,915,000 to write the asset group down to the expected fair value of proceeds received in the sale.

(H) -
Common stock, $0.01 par value, consists of 5,000,000,000 shares authorized. On a historical basis, there were 901,823,027 shares issued and 900,181,681 shares outstanding as of June 30, 2007. On a pro forma basis, there were 905,537,313 shares issued and 903,895,967 shares outstanding as of June 30, 2007.

NeoMedia Technologies, Inc.
Unaudited Pro-forma Combined Condensed Statement of Operations
For the Six Months Ended June 30, 2007
(In thousands of US Dollars, except per share data)

	(A)	(B)
		Pro		Pro
		Forma		Forma
	NeoMedia	Adjustments		Consolidated
	(unaudited)	(unaudited)		(unaudited)
Net sales	$1,023	$—		$1,023
Cost of sales	687	—		687
Gross profit	336	—		336

Selling, general and administrative expenses	1,402	—		1,402
Research and development costs	3,764	—		3,764
Impairment charge	925	—		925

Loss from operations	(5,755)	—		(5,755)
Gain on extinguishment of debt, net	253	—		253
Loss on derivative financial instruments	(2,386)	—		(2,386)
Interest income (expense), net	(2,655)	—		(2,655)

Loss before provision for income taxes	(10,543)	—		(10,543)
Provision for income taxes	—	—		—
Loss from continuing operations	($10,543)	$—		($10,543)

Loss per shares from continuing operations -- basic and diluted	($0.01)			($0.01)

Weighted average number of common shares-basic and diluted	789,247,203	(5,343,450)	(C)	783,903,753

Pro-forma Adjustments
(A) -	Derived from NeoMedia's unaudited interim financial statements for the six months ended June 30, 2007

(B) -
Since operations of the Telecom Services and 12 Snap business units were classified as discontinued operations in NeoMedia's consolidated financial statements for the six months ended June 30, 2007, no pro forma adjustments are required to adjust NeoMedia's loss from continuing operations assuming the disposition of each entity occurred on January 1, 2007.

(C) -
Adjustment to record (i) 2,407,407 shares ($130,000) of common stock issued by NeoMedia to the Buyer as consideration in the sale of Triton, calculated using a NeoMedia share price of $0.054, which was the average closing price for the three days preceding January 1, 2007, the pro forma transaction date, and (ii) 7,750,857 shares retired in connection with the sale of 12Snap.

NeoMedia Technologies, Inc.
Unaudited Pro-forma Combined Condensed Statement of Operations
For the Year Ended December 31, 2006
(In thousands of US Dollars, except per share data)
	(A)	(B)	(C)	(C)	(D)
			Acquisition	Disposition	Pro		Pro
		12Snap	NeoMedia	NeoMedia	Forma		Forma
	Neo-	and	Telecom	Telecom	Adjust-		Consol-
	Media	Gavitec	Services	Services	ments		idated
		(unaudited)	(unaudited)	(unaudited)	(unaudited)		(unaudited)
Net sales	$10,309	$2,306	$1,723	($1,723)	($1,371)		$11,244
Cost of sales	3,863	1,525	—	—	105		5,493
Gross profit	6,446	781	1,723	(1,723)	(1,476)		5,751

Selling, general and administrative expenses	22,364	1,111	2,739	(2,739)	(2,244)		21,231
Research and development costs	3,522	252	—	—	—		3,774
Impairment charge	18,706	—	—	—	—		18,706

Loss from operations	(38,146)	(582)	(1,016)	1,016	768		(37,960)
Loss on extinguishment of debt, net	(1,879)	—	—	—	—		(1,879)
Other loss	(2,434)	—	—	—	—		(2,434)
Write off of deferred equity financing costs	(13,256)	—	—	—	—		(13,256)
Gain on derivative financial instruments	13,645	—	—	—	—		13,645
Interest income (expense), net	(10,182)	(43)	26	(26)	2		(10,223)

Loss before provision for income taxes	(52,252)	(625)	(990)	990	770		(52,107)
Provision for income taxes	—	—	—	—	—		—
Loss from continuing operations	($52,252)	($625)	($990)	$990	$770		($52,107)

Loss per shares from continuing
operations -- basic and diluted	($0.09)						($0.08)

Weighted average number
of common shares-basic and diluted	613,560,070				57,917,053	(E)	671,477,123

Pro-forma Adjustments
(A) -	Derived from audited interim financial statements for the year ended December 31, 2006

(B) -
Results of Gavitec and 12Snap were included in NeoMedia's historical consolidated results for the year ended December 31, 2006 as follows: Gavitec (February 24 - December 31) and 12Snap (March 1 - December 31). This columns reflects the results of operations of these acquired entities for the period from January 1, 2006 through the acquisition date of each entity. It is important to note that results of operations of subsidiaries Mobot and Sponge are not shown for pro forma purposes. Since each entity was acquired and disposed of during the year ended December 31, 2006, the net effect for pro forma purposes on the results of operations is zero. The results from Mobot and Sponge have therefore been eliminated of repurposes of this pro forma statement of operations.

(C) -
For pro forma purposes, acquisition of NeoMedia Telecom Services and the discontinuation of the business resulting from NeoMedia's sale of its ownership interest in Triton, are assumed to have occurred on January 1, 2006. As a result, there is no net effect on the pro forma consolidated statement of operations from these transactions. The results of the Telecom Services business are shown separately for presentation purposes only.

(D) -
Pro forma adjustments are to (i) remove results of operations for Telecom Services included in NeoMedia's results of operations for the period from March 21, 2006 (date of acquisition) through December 31, 2006, and (ii) reflect additional amortization of acquired intangible assets for the period from January 1, 2006 through the actual acquisition dates of Gavitec and 12Snap in the amount of $88,000 and $143,000, respectively.

(E) -
Adjustment to increase the number of shares included in NeoMedia's actual weighted average shares outstanding for the year ended December 31, 2006 to the weighted average number of shares that would have been outstanding for pro forma purposes if the acquisitions of Telecom Services, 12Snap, Gavitec, Mobot, and Sponge, and the dispositions of Telecom Services, Mobot and Sponge, had occurred on January 1, 2006. Acquisition and sale prices are calculated based on the stock price around January 1, 2006.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sale and Purchase Agreement between NeoMedia and Greywolf Entertainment, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2007	NEOMEDIA TECHNOLOGIES, INC.

	By:	/s/ William J. Hoffman
Name: William J. Hoffman
Its: Chief Executive Officer